SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio

Supplement to the Prospectus and Statement of Additional Information dated February 28, 2005.

     On November 29, 2005, the Board of Directors of SunAmerica Focused Series, Inc. approved certain changes to the Focused Large-Cap Growth Portfolio. Effective December 8, 2005, American Century Investment Management, Inc. (“American Century”) is no longer serving as subadviser for a portion of the assets of the Focused Large-Cap Growth Portfolio. Navellier & Associates, Inc. (“Navellier”), pursuant to a Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the portion of assets previously managed by American Century. All references to American Century with respect to the Focused Large-Cap Growth Portfolio in the Prospectus and Statement of Additional Information are no longer applicable.

      Under the heading “Description of the Advisers” on page 44 of the Prospectus the following paragraph should be added.

     Louis G. Navellier, Chairman and Founder of Navellier & Associates, Inc. (Navellier), began publishing his quantitative analysis on growth stocks in 1980, and in 1987 began managing private stock portfolios for public plans, Taft-Hartley plans, corporate pension funds, endowments, foundations, and high net worth individuals.

     Since that time, Navellier has been successful at applying its disciplined, quantitative investment process to a broad range of growth equity capitalization products. Navellier currently applies its stock selection process to five different growth capitalization styles: Micro to Small Cap Growth, Small to Mid Cap Growth, Mid Cap Growth, Large Cap Growth, and International Growth. Navellier manages a variety of portfolios including value and core separate accounts, mutual funds, hedge funds, and limited partnerships. Navellier, located at One East Liberty Street, Reno, NV, currently manages approximately $3.8 billion in assets across a spectrum of investment styles. Additionally, $2 billion of the assets under management are in the Large-Cap Growth strategy.

     References to American Century under the heading “Information About Advisers” on page 46 of the Prospectus are replaced with the following:

Name, Title and Affiliation of
Portfolio	Portfolio Manager	Experience

Focused Large-Cap Growth	Louis Navellier,	Mr. Navellier is Chief Investment Officer and
Portfolio	Lead Portfolio Manager,	Chairman of Navellier. In 1980, Mr. Navellier
	Chief Investment Officer,	began publishing his research in his stock
	and Chairman (Navellier)	advisory newsletter the MPT Review. Since
1987, Mr. Navellier has been actively
managing institutional and individual portfolios
through his investment advisory service,
Navellier. Mr. Navellier is the portfolio
manager of the Concentrated Large Cap
Growth Portfolio and has been the co-portfolio
manager of the Large Cap Growth Portfolio
since its inception in 1998.

	Shawn Price,	Mr. Price has fifteen years experience in the
	Co-Portfolio Manager	securities industry and joined Navellier in 1991
	(Navellier)	as a quantitative research analysis. At
Navellier, Mr. Price is the co-portfolio manager
of the Concentrated Large Cap Growth
Portfolio and has been the co-portfolio
manager of the Large Cap Growth Portfolio
since its inception in 1998. In addition, Mr.
Price conducts ongoing research enhancements
of the firm’s quantitative investment process
and works on product development. Mr. Price
has a Bachelor of Science in finance from the
University of Nevada in Reno.

Dated: December 7, 2005